UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2008 (June 12, 2008)

Syms Corp
__________________________________________

(Exact name of registrant as specified in its charter)

New Jersey	001-8546	22-2465228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Syms Way, Secaucus, New Jersey		07094
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(201) 902-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure

On June 12, 2008, the Registrant sent a letter to Esopus Creek Advisors LLC, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
99.1	Letter dated June 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYMS CORP

By:	/s/ Philip A. Piscopo
	Name:	Philip A. Piscopo
	Title:	Vice President, Chief Financial Officer

Dated:  June 12, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Letter dated June 12, 2008